S e c o n d Quarter 2019 Financial Supplement 1 1

DISCLOSURES In this presentation (1) “CatchMark” refers to CatchMark Timber Trust, Inc., a Maryland corporation that has elected to be taxed as a real estate investment trust (NYSE: CTT), (2) “Triple T” refers to TexMark Timber Treasury, L.P., a Delaware limited partnership that is a joint venture managed by CatchMark and in which CatchMark holds a common limited partnership interest, and (3) “Dawsonville Bluffs” refers to Dawsonville Bluffs, LLC, a Delaware limited liability company that is a joint venture managed by CatchMark and in which CatchMark holds a 50% limited liability company interest. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Forward-looking statements in this presentation include, but are not limited to, our guidance with respect to our anticipated 2019 results. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations, including, but not limited to: (i) we may not generate the harvest volumes from our timberlands that we currently anticipate; (ii) the demand for our timber may not increase at the rate we currently anticipate or at all due to changes in general economic and business conditions in the geographic regions where our timberlands are located; (iii) the cyclical nature of the real estate market generally, including fluctuations in demand and valuations, may adversely impact our ability to generate income and cash flow from sales of higher-and-better use properties; (iv) timber prices may not increase at the rate we currently anticipate or could decline, which would negatively impact our revenues; (v) the supply of timberlands available for acquisition that meet our investment criteria may be less than we currently anticipate; (vi) we may be unsuccessful in winning bids for timberland that are sold through an auction process; (vii) we may not be able to make large dispositions of timberland in capital recycling transactions at prices that are attractive to us or at all; (viii) we may not be able to access external sources of capital at attractive rates or at all; (ix) potential increases in interest rates could have a negative impact on our business; (x) our share repurchase program may not be successful in improving stockholder value over the long-term; (xi) our joint venture strategy may not enable us to access non-dilutive capital and enhance our ability to make acquisitions; (xii) we may not be successful in effectively managing the Triple T joint venture and the anticipated benefits of the joint venture may not be realized, including that our asset management fee could be deferred or decreased, we may not earn an incentive-based promote and our investment in the joint venture could lose value; and (xiii) the factors described in Item 1A Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and our other filings with Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update our forward-looking statements, except as required by law. 2 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

STRATEGIES PRODUCE STABLE, VISIBLE, HIGH-QUALITY CASH FLOW

CatchMark acquires prime timberlands in high-demand mill markets and manages operations to generate highly-predictable and stable cash flow that comfortably covers its dividend and delivers consistent growth through the business cycle.


PRIME QUALITY TIMBERLANDS
HIGH-DEMAND MILL MARKETS
SUPERIOR MANAGEMENT
PREDICATABLE CASH FLOW GROWTH

DISCIPLINED ACQUISITIONS OF PRIME TIMBERLANDS	HIGH-DEMAND MILL MARKETS	SUPERIOR MANAGEMENT
PRODUCES DURABLE REVENUE GROWTH	PROVIDES RELIABLE OUTLET FOR AVAILABLE MERCHANTABLE INVENTORY	MAXIMIZES CASH FLOWS THROUGHOUT THE BUSINESS CYCLE

DRIVES STABILITY AND PREDICTABILITY OF CASH FLOW

3

CatchMark

Financial and Operating Information 4 4

FINANCIAL HIGHLIGHTS

(in thousands, except per share data)

Results of Operations	Q2 2019	Q1 2019	Q2 2018	2019 YTD	2018 YTD
Revenues	$28,660	$22,573	$26,249	$51,233	$50,353
Loss before unconsolidated joint ventures	$(1,914)	$(3,086)	$(2,214)	$(5,000)	$(7,420)
Net loss	$(30,565)	$(30,395)	$(1,505)	$(60,960)	$(4,890)
Net loss per share – basic and diluted	$(0.62)	$(0.62)	$(0.03)	$(1.24)	$(0.10)
Adjusted EBITDA (1)	$15,087	$10,162	$14,015	$25,249	$28,910
Adjusted EBITDA per share (1)	$0.31	$0.21	$0.29	$0.51	$0.62
Weighted-average common shares outstanding - basic and diluted	49,076	49,063	49,104	49,069	46,755

Capital Resources and Liquidity	Six Months Ended June 30, 2019	2018
Cash provided by operating activities	$17,205	$20,323
Cash provided by (used in) investing activities	$3,961	$(32,152)
Cash provided by (used in) by financing activities	$(15,963)	$16,120
Cash Available for Distribution (CAD) (4)	$14,737	$22,776
	6/30/2019	12/31/2018
Debt (2)	$478,619	$478,619
Cash	$10,817	$5,614
Net Debt	$467,802	$473,005
Net Debt/Adjusted EBITDA (1)	10.1x	9.5x
Net Debt/Enterprise Value (3)	48%	58%
Cash	$10,817	$5,614
Credit Facilities Capacity		
Revolving line of credit	35,000	35,000
Acquisition facility	130,000	130,000
	$175,817	$170,614

1. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA.
2. Debt is gross of deferred financing costs.
3. Enterprise value is based on equity market capitalization as of the last trading day of the respective period plus net debt.
4. Cash Available for Distribution is a non-GAAP measure. See Appendix for our definition of Cash Available for Distribution and slide 7 for a reconciliation of Cash Provided by Operating Activities to Cash Available for Distribution.

5

CatchMark™

ADJUSTED EBITDA BY SOURCE

(in thousands)	Q2 2019	Q1 2019	Q2 2018	2019 YTD	2018 YTD
Timber sales	$16,273	$16,551	$17,745	$32,824	$36,398
Other revenue	1,322	1,090	1,645	2,412	2,808
(-) Contract logging and hauling costs	(7,153)	(7,356)	(7,959)	(14,509)	(16,541)
(-) Forestry management expenses	(1,592)	(1,734)	(1,422)	(3,326)	(3,252)
(-) Land rent expense	(133)	(142)	(176)	(275)	(337)
(-) Other operating expenses	(1,629)	(1,644)	(1,445)	(3,273)	(2,841)
(+) Stock-based compensation	27	88	38	115	287
(+) Other[1]	170	407	138	577	182
Harvest EBITDA	$7,285	$7,260	$8,564	$14,545	$16,704
Timberland sales	$8,224	$2,090	$6,834	$10,314	$11,086
(-) Cost of timberland sales	(6,921)	(1,560)	(5,233)	(8,481)	(8,380)
(+) Basis of timberland sold	6,525	1,427	4,834	7,952	7,690
Real Estate EBITDA	$7,828	$1,957	$6,435	$9,785	$10,396
Asset Management Fees	$2,841	$2,842	$25	$5,683	$61
Unconsolidated Dawsonville Bluffs Joint Venture EBITDA	(51)	573	1,299	522	6,376
Investment Management EBITDA	$2,790	$3,415	$1,324	$6,205	$6,437
Total Operating EBITDA	$17,903	$12,632	$16,323	$30,535	$33,537
(-) General and administrative expense	$(3,203)	$(3,363)	$(3,173)	$(6,566)	$(6,118)
(+) Stock-based compensation	463	571	758	1,034	1,274
(+) Interest Income	32	30	96	62	160
(+/-) Other[1]	(108)	292	11	184	57
Non-allocated / Corporate EBITDA	$(2,816)	$(2,470)	$(2,308)	$(5,286)	$(4,627)
Adjusted EBITDA	$15,087	$10,162	$14,015	$25,249	$28,910

1. Other includes (a) non-cash items: amortization, depreciation, stock-based compensation, casualty loss, and other timber asset basis removed; and (b) certain cash expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities.

6 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

CatchMark

CASH AVAILABLE FOR DISTRIBUTION Six Months Ended June 30, (in thousands, except per share data) 2019 2018 Cash Provided by Operating Activities $17,205 $20,323 Capital expenditures (excluding timberland acquisitions) (2,197) (2,117) Working capital change (1,232) 973 Distributions from unconsolidated joint ventures 847 3,562 Other 114 35 Cash Available for Distribution (1) $14,737 $22,776 Adjusted EBITDA (2) $25,249 $28,910 Interest paid (8,767) (4,871) Capital expenditures (excluding timberland acquisitions) (2,197) (2,117) Distributions from unconsolidated joint ventures 975 7,230 Adjusted EBITDA from unconsolidated joint ventures (523) (6,376) Other - - Cash Available for Distribution (1) $14,737 $22,776 Dividends paid $13,156 $12,412 Weighted-average shares outstanding, end of period 49,069 46,755 Dividends per Share $0.27 $0.27 1. Cash Available for Distribution is a non-GAAP measure. See Appendix for our definition of Cash Available for Distribution. 2. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA. 7 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

U.S. SOUTH TIMBER OVERVIEW

	2018					2019				
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	YTD
Timber Sales Volume ('000 tons)										
Pulpwood	354	342	343	317	1,356	294	303	-	-	597
Sawtimber	221	219	185	192	817	188	177	-	-	365
Total	575	561	528	509	2,173	482	480	-	-	962
Delivered vs Stumpage										
Delivered % as of total volume	83%	80%	78%	78%	80%	79%	74%	-	-	77%
Stumpage % as of total volume	17%	20%	22%	22%	20%	21%	26%	-	-	23%
Net Timber Sales Price ($ per ton)										
Pulpwood	$14	$13	$13	$14	$14	$15	$14	-	-	$14
Sawtimber	$23	$24	$24	$25	$24	$24	$24	-	-	$24
Sold Under Timber Supply Agreements										
Volume	171	168	190	178	707	130	162	-	-	292
% of total volume	30%	43%	36%	35%	33%	27%	34%	-	-	30%
Summary Financial Data ($ in '000s)										
Timber sales	$18,653	$17,745	$16,742	16,315	$69,455	$16,551	16,273	-	-	$32,824
(-) Contract logging and hauling costs	(8,582)	(7,959)	(7,613)	(7,315)	(31,469)	(7,356)	(7,153)	-	-	(14,509)
Net timber sales	$10,071	$9,786	$9,129	$9,000	$37,986	$9,195	$9,120	-	-	$18,315
Other revenues	1,199	1,670	1,319	1,152	5,279	1,090	1,322	-	-	2,412
Total net timber sales and other revenues	$11,270	$11,456	$10,448	$10,152	$43,265	$10,285	$10,442	-	-	$20,727
Period-end Acres										
Fee	477	474	472	415	415	414	406	-	-	406
Lease	31	30	30	30	30	27	26	-	-	26
Wholly-owned Total	508	504	502	445	445	441	432	-	-	432
Joint venture interest	6	6	1,106	1,105	1,105	1,104	1,100	-	-	1,100
Total	514	510	1,608	1,550	1,550	1,545	1,532	-	-	1,532

8 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

CatchMark

REAL ESTATE OVERVIEW

	2018					2019				
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	YTD
Recurring Timberland Sales *										
Gross sales ('000s)	$4,252	$6,834	$3,818	$2,616	$17,520	$2,090	8,224	-	-	$10,314
Acres sold	2,200	3,100	1,900	1,300	8,500	900	4,000	-	-	4,900
% of fee acres (1)	0.5%	0.7%	0.4%	0.3%	1.8%	0.2%	0.9%	-	-	1.1%
Price per acre	$1,955	$2,199	$1,967	$2,064	$2,064	$2,236	$2,072	-	-	$2,103
Margin on sale (4)	26%	23%	16%	27%	23%	25%	16%	-	-	18%
Average hold (years)	6	5	4	8	5	7	6	-	-	6
Stocking (tons/acre) (2)	13	30	28	36	26	52	26	-	-	31
Pine Stocking (tons per acre)	7	23	25	24	19	35	14	-	-	18
Pulpwood (%)	62%	43%	58%	61%	53%	42%	46%	-	-	44%
Sawtimber (%)	38%	57%	42%	39%	47%	58%	54%	-	-	56%
Hardwood Stocking (tons per acre)	6	7	3	12	7	17	12	-	-	13
Pulpwood (%)	59%	69%	54%	57%	62%	84%	61%	-	-	67%
Sawtimber (%)	41%	31%	46%	43%	38%	16%	39%	-	-	33%
Timber Reservations Entered During Period (3, 5)										
Tons	9,100	6,600	10,300	213,000	239,000	-	-	-	-	-
Book Basis ('000)	$112	$88	$207	$2,762	$3,169	$-	$-	-	-	$-
Timber Reservations Remaining at Period End (5)										
Tons	-	-	28,500	217,800	217,800	207,300	197,796	-	-	197,796
Book Basis ('000)	$-	$-	$898	$2,779	$2,779	$2,557	$2,484	-	-	$2,484

* Excludes large dispositions.

1. Calculated using average fee acres owned during the respective period.
2. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable.
3. Represents timber reservations added in respective period related to land sold.
4. Excludes value of timber reservations.
5. Includes volumes from large disposition.

9 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

CatchMark

SOLID CAPITAL POSITION

Credit Metrics	
Fixed charge coverage ratio[1]	2.5x
Net Debt[2]/Adjusted EBITDA[3,4]	9.5x
Net Debt[2]/Enterprise value[5]	47%
Weighted average cost of debt[6]	3.50%
Interest rate mix, as of 8/1/2019	Fixed: 76% / Floating: 24%

Allocation of Capital



Millions
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
6%
94%
6%
19%
3%
72%
2%
12%
2%
83%
1.5%
23.5%
6%
69%
0.5%
8%
1%
90.5%
12%
74%
14%
2014
2015
2016
2017
2018
2019 YTD
Investments
Dividends
Share Repurchases
CAPEX

Credit Facilities and Maturity Schedule



Total Credit Facilities of $643.6 Million
Weighted-Average Life of Outstanding Debt is 6.5 Years
$ Millions
250
200
150
100
50
0
No debt maturities until late 2024. Well-laddered maturity schedule: No more than 23% of total capacity due in any one year.
$200M MDTL
$100M Term Loan
$140M Term Loan
$150.1M
$100M Term Loan
$68.6M Term Loan
$49.9M MDTL
$35M LOC
$0
$0
$0
$0
$0
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Debt Available
Debt Outstanding as of 8/1/2019

1. Calculated using trailing twelve-month Adjusted EBITDA divided by trailing twelve-month cash paid for interest as of 6/30/2019
2. Net debt equals outstanding borrowings net of cash on hand as of 8/1/2019.
3. Trailing twelve-month Adjusted EBITDA as of 6/30/2019.
4. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA.
5. Enterprise value is based on equity market capitalization as of 7/29/2019 plus net debt as of 8/1/2019
6. After consideration of effects of interest rate swaps and patronage refund, as of 6/30/2019

10

CatchMark

2019 OUTLOOK

COMPANY GUIDANCE	Projected 2019	Actual 2018	Change	Change %
Harvest Volume ('000 tons)	2,200 – 2,400	2,173	27,000 – 227,000	1% – 10%
Mix - Pulpwood	50% – 60%	62%	(12%) – (2%)	(19)% – (3)%
Mix - Sawtimber	40% – 50%	38%	2% – 12%	5% – 32%
Land Sales ('000)	$16,000 – $18,000	$17,520	$(1,520) – $480	(9)% – 3%
Asset Management Fees ('000)	$11,500	$5,603	$5,897	105%
Net Loss ('000)[(4)]	$102,000 – $106,000	$(122,007)	$16,007 - $20,007	(16)% – (13)%
Adjusted EBITDA ('000)[(1)]	$52,000 – $60,000	$49,786	$2,214 – $10,214	4% – 21%
Income from Unconsolidated Dawsonville Bluffs joint venture ('000)[(2)]	$0 – $2,000	$2,634	$634 – $2,634	(100)% – (24)%
Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture ('000)[(3)]	$3,000 – $5,000	$6,829	$(3,829) – $(1,829)	(56)% – (27)%

All numbers shown in thousands except for % change.

1. Adjusted EBITDA is a non-GAAP measure. See Appendix for our reconciliation to net income (loss).
2. Income from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share and is included in CatchMark's GAAP net loss presented above.
3. Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share, is included in CatchMark's Adjusted EBITDA presented above and is a non-GAAP measure calculated by adding back $3M of projected basis of timberland sold to CatchMark's income from unconsolidated Dawsonville Bluffs joint venture of $0M - $2M presented above.
4. Includes HLBV losses from the Triple T Joint Venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date.

11 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

CatchMark

Appendix 12

DEFINITIONS OF NON - GAAP MEASURES Adjusted EBITDA: Earnings before Interest, Taxes, Depletion, and Amortization (“EBITDA”) is a non-GAAP measure of operating performance. EBITDA is defined by the SEC however, we have excluded certain other expenses which we believe are not indicative of the ongoing operating results of our timberland portfolio, and we refer to this measure as Adjusted EBITDA. As such, our Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies and should not be considered in isolation or as an alternative to, or substitute for net income, cash from operations, or other financial statement data presented in our consolidated financial statements as indicators of our operating performance. Due to the significant amount of timber assets subject to depletion, significant income (losses) from unconsolidated joint ventures based on HLBV, and the significant amount of financing subject to interest and amortization expense, management considers Adjusted EBITDA to be an important measure of our financial performance. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of the limitations are: • Adjusted EBITDA does not reflect our capital expenditures, or our future requirements for capital expenditures; • Adjusted EBITDA does not reflect changes in, or our interest expense or the cash requirements necessary to service interest or principal payments on, our debt; and • Although depletion is a non-cash charge, we will incur expenses to replace the timber being depleted in the future, and Adjusted EBITDA does not reflect all cash requirements for such expenses. • Although HLBV income and losses are primarily hypothetical and non-cash in nature, Adjusted EBITDA does not reflect cash income or losses from unconsolidated joint ventures for which we use the HLBV method of accounting to determine our equity in earnings. Due to these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. Our credit agreement contains a minimum debt service coverage ratio based, in part, on Adjusted EBITDA since this measure is representative of adjusted income available for interest payments. Cash Available for Distribution (CAD): Cash provided by operating activities adjusted for capital expenditures (excluding timberland acquisitions), working capital changes, cash distributions from unconsolidated joint ventures and certain cash expenditures that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities. 13 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(in thousands unless otherwise noted)	Q2 2018	Q1 2019	Q2 2019	2018 YTD	2019 YTD	Projected 2019
Net Income (loss)	$(1,505)	$(30,395)	$(30,565)	$(4,890)	$(60,960)	$(102,000) – $(106,000)
Add:						
Depletion	6,598	5,628	6,030	13,660	11,298	31,000 – 35,000
Basis of timberland sold, lease terminations and other[1]	4,932	1,807	6,668	7,788	8,475	12,000
Amortization[2]	314	458	229	2,039	687	—
Depletion, amortization, and basis of timberland and mitigation tax credits sold included in loss from unconsolidated Dawsonville Bluffs Joint Venture [3]	590	395	—	3,846	395	3,000
HLBV (income) loss from unconsolidated joint venture[4]	—	27,488	28,600	—	56,088	90,000
Stock-based compensation expense	796	659	490	1,561	1,149	3,000
Interest expense[2]	2,290	4,372	4,395	4,871	8,767	19,000
Gain from large dispositions[5]	—	—	(764)	—	(764)	—
Other[6]	—	110	4	35	114	—
Adjusted EBITDA	$14,015	$10,162	$15,087	$28,910	$25,249	$52,000 – $60,000

1. Includes non-cash basis of timber and timberland assets written-off related to timberland sold, terminations of timberland leases and casualty losses. Certain prior periods amounts have been reclassified to conform with the current presentation.
2. For the purpose of the above reconciliation, amortization includes amortization of deferred financing costs, amortization of intangible lease assets, and amortization of mainline road costs, which are included in either interest expense, land rent expense, or other operating expenses in the accompanying consolidated statements of operations.
3. Reflects our 50% share of depletion, amortization, and basis of timberland and mitigation credits sold of the unconsolidated Dawnsonville Bluffs, LLC joint venture.
4. Reflects HLBV (income) losses from the Triple T Joint Venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date.
5. Large dispositions are sales of large blocks of timberland properties in one or several transactions with the objective to generate proceeds to fund capital allocation priorities. Large dispositions are typically larger transactions in acreage and gross sales price than recurring HBU sales and are not part of core operations, are infrequent in nature and would cause material variances in comparative results if not reported separately. Large dispositions may or may not have a higher or better use than timber production or result in a price premium above the land's timber production value..
6. Includes certain gains, reimbursements, losses and/or expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities.

14 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

CatchMark

EQUITY ANALYST COVERAGE Craig Kucera B. Riley FBR, Inc. 540.277.3366 craigkucera@brileyfbr.com Anthony Pettinari Citi 212.816.4693 anthony.pettinari@citi.com Collin Mings Raymond James 727.567.2585 collin.mings@raymondjames.com Paul C. Quinn Charan Sanghera RBC Dominion Securities Inc. 604.257.7048 604.257.7657 paul.c.quinn@rbccm.com charan.sanghera@rbccm.com David B. Rodgers, CFA Robert W. Baird & Co. 216.737.7341 drodgers@rwbaird.com Simon Yarmak Stifel, Nicolaus & Company, Inc. 443.224.1345 yarmaks@stifel.com 15 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

COMPANY INFORMATION

ABOUT US	CatchMark (NYSE: CTT) seeks to deliver consistent and growing per share cash flow from disciplined acquisitions and superior management of prime timberlands located in high demand U.S. mill markets. Headquartered in Atlanta and focused exclusively on timberland ownership and management, CatchMark began operations in 2007 and owns interests in 1.5 million acres* of timberlands located in Alabama, Florida, Georgia, North Carolina, Oregon, South Carolina, Tennessee and Texas.
MANAGEMENT	Jerry Barag Chief Executive Officer and Director Brian M. Davis President and Chief Financial Officer Todd P. Reitz Senior Vice President - Forest Resources Lesley H. Solomon General Counsel and Corporate Secretary
CONTACT	5 Concourse Parkway Suite 2650 Atlanta, GA 30328 855.858.9794 www.catchmark.com info@catchmark.com

* As of 6/30/2019

16 FINANCIAL SUPPLEMENT | SECOND QUARTER 2019

CatchMark